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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K/A

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                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2005

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                            United Mobile Homes, Inc.

             (Exact name of registrant as specified in its charter)

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         Maryland                   001-12690                   22-1890929

(State or other jurisdiction       (Commission                 (IRS Employer

    of incorporation)              File Number)              Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ     07728

  (Address of principal executive offices)                            (Zip Code)

     Registrant's telephone number, including area code:     (732) 577-9997

                                 Not Applicable

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On March 15, 2005, United Mobile Homes, Inc. (Registrant) issued a press release announcing that it would restate its previously issued financial statements to correct its accounting for interest rate swap agreements and would file a Form

12b-25 seeking an extension of time within which to file its annual report on

Form 10-K for the fiscal year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related

Audit Report or Completed Interim Review.

On March 15, 2005, the Registrant determined to restate its previously reported financial statements for periods ending on or prior to September 30, 2004.

The Registrant’s Chief Executive Officer and Chief Financial Officer, along with the Audit Committee of the Registrant’s Board of Directors, have discussed this issue with the Registrant’s independent auditors.

See Item 2.02, above, and the press release dated March 15, 2005       attached hereto as Exhibit 99.1 for a brief description of the facts underlying the conclusion.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits. The following exhibits are furnished pursuant to Item 2.02 and Item 4.02.

     99.1 United Mobile Homes, Inc. Press Release dated March 15, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               UNITED MOBILE HOMES, INC.

Date:  May 23, 2005

                               By:    /s/ Anna T. Chew

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                               Name:  Anna T. Chew

                               Title: Vice President and Chief Financial Officer